SUPPLEMENT DATED AUGUST 18, 2004 TO
                                           CONTRACT PROSPECTUS DATED MAY 3, 2004

The following information supplements, and to the extent inconsistent therewith, replaces the information in your contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE JULY 26, 2004 the Merrill Lynch Small Cap Value V.I. Fund, Inc. changed its name to the Merrill Lynch Value Opportunities V.I. Fund. Therefore, all references to the "Merrill Lynch Small Cap Value V.I Fund, Inc." are replaced with "Merrill Lynch Value Opportunities V.I. Fund." The Fund's objective remains the same - to seek long term growth of capital. However, EFFECTIVE SEPTEMBER 15, 2004 its investment strategy will be modified to the following.

The Fund normally invests primarily in common stock of small cap companies and emerging growth companies that Fund management believes have special investment value.

SUPPLEMENT TO THE FOLLOWING CONTRACT PROSPECTUSES:
TRAVELERS PORTFOLIO ARCHITECT 3 ANNUITY
PORTFOLIO ARCHITECT ACCESS ANNUITY
TRAVELERS LIFE & ANNUITY PORTFOLIO ARCHITECT II ANNUITY
TRAVELERS LIFE & ANNUITY PORTFOLIO ARCHITECT L VARIABLE ANNUITY
TRAVELERS LIFE & ANNUITY PORTFOLIO ARCHITECT PLUS ANNUITY
TRAVELERS PORTFOLIO ARCHITECT XTRA ANNUITY
THE TRAVELERS LIFE & ANNUITY ACCESS ANNUITY
TRAVELERS VINTAGE 3 VARIABLE ANNUITY
VINTAGE ACCESS ANNUITY
TRAVELERS VINTAGE II VARIABLE ANNUITY
TRAVELERS LIFE AND ANNUITY VINTAGE II (SERIES II) VARIABLE ANNUITY TRAVELERS LIFE & ANNUITY VINTAGE L VARIABLE ANNUITY
TRAVELERS VINTAGE XTRA ANNUITY,
TRAVELERS LIFE & ANNUITY VINTAGE XTRA (SERIES II) ANNUITY

August 2004                                                              L-24404